3. Summary of Significant Accounting Policies: Income Taxes (Policies)	12 Months Ended
Jun. 30, 2020
Policies
Income Taxes

Income Taxes

Income tax expense consists of current and deferred tax expense. Income tax expense is recognized in the statements of comprehensive loss.

Current tax expense is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at period end, adjusted for amendments to tax payable with regards to previous years.

Deferred taxes are recorded using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted or substantively enacted tax rates expected to apply when the asset is realized or the liability settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that substantive enactment occurs.

A deferred tax asset is recognized to the extent that it is probable that future taxable profits will be available against which the asset can be utilized. To the extent that the Company does not consider it probable that a deferred tax asset will be recovered, it provides a valuation allowance against the excess.

The following temporary differences do not result in deferred tax assets or liabilities:

•The initial recognition of assets or liabilities that do not affect accounting or taxable profit; and

•Goodwill.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset when they relate to income taxes levied by the same taxation authority.